SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K
                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  June 11, 1997




                      AMLI RESIDENTIAL PROPERTIES TRUST
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




     Illinois                      1-12784                36-3925916
----------------                ------------          ------------------
(State or other                 (Commission           (IRS Employer
 Jurisdiction of                File Number)          Identification No.)
 Organization)



          125 S. Wacker Drive, Suite 3100, Chicago, IL      60606
          ---------------------------------------------------------
          (Address of Principal Executive Office)        (Zip Code)



             Registrant's telephone number, including area code:
                               (312) 443-1477
























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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

AMLI AT VININGS II
------------------

     On June 11, 1997, AMLI Residential Properties, L.P. ("AMLI" the wholly-owned operating partnership for AMLI Residential Properties Trust), purchased AMLI at Vinings II, a 152-unit apartment community located adjacent to AMLI at Vinings I in Smyna, Georgia, a northwest suburb of Atlanta. AMLI has subsequently operated Phases I and II as one 360-unit apartment community. AMLI funded the acquisition cost of $8,900,000 with borrowings on its primary line of credit. AMLI at Vinings II was acquired from Metric Institutional Apartment Fund, L.P., which is not affiliated with AMLI or any of AMLI's officers or trustees. The purchase price was determined by arm's-length negotiations.

     AMLI at Vinings II was constructed in 1986 and is set on 12.86 acres. The community contains 145,060 rentable square feet in 15 two-three-story buildings, with 62 (41%) one-bedroom and 90 (59%) two-bedroom apartment homes. The apartment homes average 954 square feet in size.

     The newly combined 360-unit AMLI at Vinings will undergo capital improvements and will benefit from the addition of a renovated clubhouse, controlled access gates and an improved fitness center. The combined community will offer numerous amenities including two swimming pools, an outdoor spa, five lighted tennis courts, two car care centers, a renovated clubhouse, a state-of-the-art fitness center and a gazebo with picnic areas and grills.

AMLI AT LANTANA RIDGE
---------------------

     On September 30, 1997, AMLI purchase AMLI at Lantana Ridge, a 354-unit luxury apartment community located just west of Highway 290 and Mopac Expressway on William Cannon Drive in Austin, Texas. This community is set on 53 acres within a master planned business park named Lantana Ridge, which is home to Motorola's Austin facility. AMLI funded the acquisition cost of $23,800,000 with borrowings on its primary unsecured line of credit. The interests in the partnership owning AMLI at Lantana Ridge were acquired form William Cannon/Vega, Ltd. and Transworld Lantana, Inc., which is not affiliated with AMLI or any of AMLI's officers or trustees. The purchase price was determined by arm's-length negotiation.

     AMLI at Lantana Ridge was constructed in 1997 and contains 318,170 rentable square feet in 17 three-story buildings, with 168 (48%) one-bedroom, 146 (41%) two-bedroom and 40 (11%) three-bedroom apartment homes. The apartment homes average 900 square feet in size. The community offers numerous amenities including a state-of-the-art fitness center, business center, media center, controlled access gates, detached garages and mountain bikes available for use by residents.

AMLI AT BENT TREE
-----------------

     On October 15, 1997, AMLI purchased AMLI at Bent Tree, a 300-unit luxury apartment community located in North Dallas. AMLI funded the acquisition cost of $19,000,000 with borrowings on its primary unsecured line of credit.

     AMLI at Bent Tree was acquired from Vailwood Property, Ltd., which is not affiliated with AMLI or any of AMLI's officers or trustees. The purchase price was determined by arm's-length negotiation.

     AMLI at Bent Tree was constructed in 1996 and is set on 13.72 acres. The community contains 282,774 rentable square feet in 16 three- and four-story buildings, with 138 (46%) one-bedroom, 150 (50%) two-bedroom and 12 (4%) three-bedroom apartment homes. The average size of the apartment homes is 943 square feet and the average rent is $860 per month, or $0.91 per square foot. The community offers numerous amenities including two swimming pools, two spas, state-of-the-art fitness center with sauna, indoor steam room, clubhouse, business center, car care center, controlled access gates, assigned covered parking and detached garages.


AMLI AT BISHOP'S GATE
---------------------

     On October 17, 1997, AMLI purchased AMLI at Bishop's Gate, a 266-unit luxury apartment community located in West Plano, Texas. AMLI funded the acquisition cost of $23,000,000 by assuming an existing $14,000,000 first mortgage loan and with borrowings on its primary unsecured line of credit.

     AMLI at Bishop's Gate was acquired from Windsong Plano Partners, Ltd., which is not affiliated with AMLI or any of AMLI's officers or trustees. The purchase price was determined by arm's-length negotiation.

     AMLI at Bishop's Gate was constructed in 1997 and is set on 15 acres. The community contains 292,092 rentable square feet in 21 two-and three-story buildings, with 88 (33%) one-bedroom and 178 (67%) two-bedroom apartments homes. The average size of the apartment homes is 1,098 square feet, and the average rent is $1,100 per month, or $1.00 per square foot. The community offers numerous amenities including a swimming pool, spa, state-of-the-art fitness center with sauna, clubhouse, business center, media center, billiards lounge, valet dry cleaning, car care center, controlled access gates, and attached and detached garages.


AMLI AT POPLAR CREEK
--------------------

     On December 18, 1997, AMLI purchased AMLI at Poplar Creek, a 196-unit luxury apartment community located in Schaumburg, Illinois, a northwest suburb of Chicago. The acquisition cost of $12,500,000 was financed with a $9,500,000 variable rate multi-family bond issue from the Village of Schaumburg, the issuance of 54,691 units of limited partnership interest in AMLI, and borrowings on AMLI's primary unsecured line of credit.

     AMLI at Poplar Creek was acquired from Windsong Apartments Limited Partnership, which is not affiliated with AMLI or any of AMLI's officers or trustees. The purchase price was determined by arm's-length negotiations.

     AMLI at Poplar Creek was constructed in 1985 and is set on 13 acres. The community contains 178,490 square feet in 20 two-story buildings, with 46 (24%) one-bedroom and 150 (76%) two-bedroom apartment homes. The one-bedroom floorplans are 818 square feet and the two-bedroom floorplans range from 850 square feet to 1,048 square feet. The average size of the apartment homes is 911 square feet, and the average rent is $922 per month, or $1.01 per square foot. Built by the prominent Chicago area home builder, the Zale Group, AMLI at Poplar Creek has many custom appointments normally associated with townhomes, including washers and dryers and eat-in kitchens.












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


AMLI AT CONNER FARM
-------------------

     On December 22, 1997, AMLI purchased AMLI at Conner Farm, a 300-unit luxury apartment community located in Indianapolis, Indiana, as part of the acquisition of a portion of the assets and operations of Trammell Crow Residential Midwest ("TCR-Midwest") located in Indianapolis and Kansas City. Other TCR-Midwest assets acquired on December 22, 1997 included a property financed with a company-provided $12,955,000 ADC loan which had been accounted for as an owned property under development by AMLI prior to December 22, 1997; a partnership interest in a 368-unit apartment community located in Kansas City, Kansas; four contracts to acquire land for future development; and TCR-Midwest's residential construction organization, which was acquired by an AMLI affiliate. Three additional properties totalling 814 units and the general partnership interest in a partnership owning another 400 units are scheduled to be acquired in 1998 and 1999. The $21,700,000 paid for AMLI at Conner Farm is an allocation of approximately $132,000,000 in value being paid to TCR-Midwest between December 22, 1997 and December 31, 1999, and was paid through assumption of an existing $13,000,000 first mortgage loan, issuance of 221,322 units of limited partnership interest in AMLI at $24 per unit, and borrowings on AMLI's primary unsecured line of credit. The total purchase price was determined by arm's-length negotiation.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

      (a)   Financial Statements.

      (b)   Pro Forma Financial Information.

      (c)   Exhibits.  None.

                      AMLI RESIDENTIAL PROPERTIES TRUST

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             September 30, 1997
                                 (Unaudited)



     This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of four multi-family residential properties occurred as of September 30, 1997.

     This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

                      AMLI RESIDENTIAL PROPERTIES TRUST

                    PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (Unaudited)
               (Dollars in thousands -- except per share data)

                                             September 30, 1997
                                   --------------------------------------
                                                Acquisition
                                                Communities
                                   Historical       (A)        Pro Forma
                                   ----------   -----------    ----------
ASSETS:

Rental apartments:
  Land . . . . . . . . . . . . . .   $ 67,268       11,655         78,923
  Depreciable property . . . . . .    428,428       66,016        494,444
                                     --------     --------      ---------
                                      495,696       77,670        573,366
  Less accumulated
    depreciation . . . . . . . . .    (60,004)                    (60,004)
                                     --------     --------      ---------
                                      435,692       77,670        513,362

Property under development . . . .     68,630                      68,630
Investments in partnerships. . . .     47,349                      47,349

Cash and cash equivalents. . . . .      1,516                       1,516
Security deposits. . . . . . . . .      1,920                       1,920
Deferred costs, net. . . . . . . .      3,002          271          3,273
Other assets . . . . . . . . . . .     16,539           40         16,579
                                     --------     --------      ---------
    Total Assets . . . . . . . . .   $574,648       77,981        652,629
                                     ========     ========       ========

LIABILITIES AND SHAREHOLDERS'
EQUITY:
LIABILITIES:
  Debt . . . . . . . . . . . . . .   $235,692       74,817 (B)    310,509
  Accrued interest payable . . . .      1,035           86          1,121
  Accrued real estate taxes. . . .      7,665        1,440          9,105
  Construction costs payable . . .      7,194                       7,194
  Security deposits and
    prepaid rents. . . . . . . . .      2,377          320          2,697
  Other liabilities. . . . . . . .      2,438           60          2,498
                                     --------     --------      ---------
    Total Liabilities. . . . . . .    256,401       76,723        333,124
                                     --------     --------      ---------

Minority Interest. . . . . . . . .     46,746          194 (C)     46,940
                                     --------     --------      ---------

SHAREHOLDERS' EQUITY:
  Preferred shares, $.01 par
    value. . . . . . . . . . . . .         11                          11
  Shares of beneficial interest,
    $.01 par value . . . . . . . .        166                         166
  Additional paid-in capital . . .    339,048        1,064        340,112
  Employees and trustees notes . .     (3,358)                     (3,358)
  Retained earnings. . . . . . . .     10,719                      10,719
  Dividends paid . . . . . . . . .    (75,085)                    (75,085)
                                     --------     --------      ---------
    Total Shareholders' Equity . .    271,501        1,064        272,565
                                     --------     --------      ---------
    Total Liabilities and
      Shareholders' Equity . . . .   $574,648       77,981        652,629
                                     ========     ========       ========

                      AMLI RESIDENTIAL PROPERTIES TRUST

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 1997
                                 (Unaudited)
                           (Dollars in thousands)



(A) The "Acquisition Communities" column reflects the purchase of AMLI at Bent Tree, a 300-unit community in North Dallas, Texas; AMLI at Bishop's Gate, a 266-unit community in West Plano, Texas; AMLI at Poplar Creek, a 196-unit community in Schaumburg, Illinois; and AMLI at Conner Farm, a 300-unit community in Indianapolis, Indiana. These communities were acquired primarily with mortgages assumed of $36,500, borrowings on the Company's unsecured line of credit of $38,317, and issuance of $1,258 in Operating Partnership Units.

(B)   The aggregate maturities of pro forma debt are as follows:

            1997 . . . . . . . . . . . . . . . . . . .    $  9,329
            1998 . . . . . . . . . . . . . . . . . . .      13,432
            1999 . . . . . . . . . . . . . . . . . . .       2,757
            2000 . . . . . . . . . . . . . . . . . . .      79,252
            2001 . . . . . . . . . . . . . . . . . . .       3,160
            Thereafter . . . . . . . . . . . . . . . .     202,579
                                                          --------
                                                          $310,509
                                                          ========

(C) The pro forma adjustment reflects reallocation of the minority interest in the net equity of the Operating Partnership that is not owned by the Company.





































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


                      AMLI RESIDENTIAL PROPERTIES TRUST

          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (Unaudited)
               (Dollars in thousands -- except per share data)


     These unaudited Pro Forma Condensed Consolidated Statements of Operations are presented as if the Company acquired the Acquisition Communities and the other Properties as of the beginning of each period presented.

     These unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997 and for the year ended December 31, 1996 assuming the purchase of the Acquisition Communities had been consummated at the beginning of each period presented, nor does it purport to represent the future operations of the Company.

















































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


                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                       NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                    (Unaudited)
                                  (Dollars in thousands -- except per share data)


                                                                       Operations
                                                                           of
                                                                       Communities
                                                       Acquisition      prior to
                                                       Communities     Acquisition     Pro Forma
                                        Historical         (A)             (B)         Adjustments      Pro Forma
                                        ----------      ----------      ----------     -----------      ----------
REVENUES:
  Property revenues:
    Rental . . . . . . . . . . . .       $ 57,996           7,752           2,368                          68,116
    Other. . . . . . . . . . . . .          3,161             288              74                           3,523
  Interest and shares of income
   (loss) from Service Cos.. . . .            989                                                             989
  Other interest . . . . . . . . .            399                                                             399
  Share of income from co-
   investment partnerships . . . .            557                                                             557
  Fees from co-investment
   partnerships. . . . . . . . . .          2,043                                                           2,043
                                         --------        --------        --------       ------          ---------
    Total revenues . . . . . . . .         65,145           8,040           2,442                          75,627
                                         --------        --------        --------       ------          ---------
Expenses:
  Property operating and
   maintenance expenses. . . . . .         23,935           3,437           1,280                          28,652
  Property management fees . . . .          1,547                                          262 (C)          1,809
  Interest . . . . . . . . . . . .          8,151                                        4,577 (D)         12,728
  Amortization of deferred
    expenses . . . . . . . . . . .            435                                           40 (E)            475
  Depreciation . . . . . . . . . .          9,581                                        2,040 (F)         11,621
  General and administrative . . .          2,153                                                           2,153
                                         --------        --------        --------       ------          ---------
    Total expenses . . . . . . . .         45,802           3,437           1,280        6,919             57,438
                                         --------        --------        --------       ------          ---------








                                                       - 9 -




                                         AMLI RESIDENTIAL PROPERTIES TRUST

                            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - CONTINUED

                                       NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                    (Unaudited)
                                  (Dollars in thousands -- except per share data)


                                                                       Operations
                                                                           of
                                                                       Communities
                                                       Acquisition      prior to
                                                       Communities     Acquisition     Pro Forma
                                        Historical         (A)             (B)         Adjustments      Pro Forma
                                        ----------      ----------      ----------     -----------      ----------
     Income before minority
      interest and extra-
      ordinary items . . . . . . .         19,343           4,603           1,162       (6,919)            18,189

Minority interest. . . . . . . . .          2,973                                         (177)(G)          2,796
                                         --------        --------        --------       ------          ---------
        Income before extra-
          ordinary items . . . . .         16,370           4,603           1,162       (6,742)            15,393
                                         ========        ========        ========       ======          =========

        Income per common share
          (basic) before
          extraordinary items. . .       $   0.99                                                       $    0.94
                                         ========                                                       =========

        Income per common share
          (diluted) before
          extraordinary item . . .       $   0.99                                                       $    0.93
                                         ========                                                       =========














                                                      - 10 -

                                         AMLI RESIDENTIAL PROPERTIES TRUST

                                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                           YEAR ENDED DECEMBER 31, 1996

                                                    (Unaudited)
                                  (Dollars in thousands -- except per share data)


                                                                       Operations
                                                                           of
                                                                       Communities
                                                       Acquisition      prior to
                                                       Communities     Acquisition     Pro Forma
                                        Historical         (A)             (B)         Adjustments      Pro Forma
                                        ----------      ----------      ----------     -----------      ----------
REVENUES:
  Property revenues:
    Rental . . . . . . . . . . . .       $ 71,863           8,031           1,375                          81,269
    Other. . . . . . . . . . . . .          3,269             298              86                           3,653
  Interest and shares of income
   (loss) from Service Cos.. . . .            632                                                             632
  Other interest . . . . . . . . .            224                                                             224
  Share of income from co-
   investment partnerships . . . .            570                                                             570
  Fees from co-investment
   partnerships. . . . . . . . . .          1,713                                                           1,713
                                         --------        --------        --------       ------          ---------
    Total revenues . . . . . . . .         78,271           8,329           1,461                          88,061
                                         --------        --------        --------       ------          ---------
Expenses:
  Property operating and
   maintenance expenses. . . . . .         30,068           3,510             801                          34,379
  Property management fees . . . .          1,878                                          245 (C)          2,123
  Interest . . . . . . . . . . . .         11,916                                        3,882 (D)         15,798
  Amortization of deferred
    expenses . . . . . . . . . . .          1,370                                           52 (E)          1,422
  Depreciation . . . . . . . . . .         11,321                                        1,835 (F)         13,156
  General and administrative . . .          2,353                                                           2,353
                                         --------        --------        --------       ------          ---------
    Total expenses . . . . . . . .         58,906           3,510             801        6,014             69,231
                                         --------        --------        --------       ------          ---------








                                                      - 11 -




                                         AMLI RESIDENTIAL PROPERTIES TRUST

                            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - CONTINUED

                                           YEAR ENDED DECEMBER 31, 1996

                                                    (Unaudited)
                                  (Dollars in thousands -- except per share data)


                                                                       Operations
                                                                           of
                                                                       Communities
                                                       Acquisition      prior to
                                                       Communities     Acquisition     Pro Forma
                                        Historical         (A)             (B)         Adjustments      Pro Forma
                                        ----------      ----------      ----------     -----------      ----------
     Income before non-recurring
      gain, minority interest
      and extraordinary items. . .         19,365           4,819             660       (6,014)            18,830

Gain resulting from interest
 cap contracts . . . . . . . . . .            584                                                             584
        Income before minority
          interest . . . . . . . .         19,949           4,819             660       (6,014)            19,414
Minority interest. . . . . . . . .          3,581                                          (96)(G)          3,485
                                         --------        --------        --------       ------          ---------
        Income before extra-
          ordinary items . . . . .         16,368           4,819             660       (5,918)            15,929
                                         ========        ========        ========       ======          =========

        Income per common share
          (basic and diluted)
          before extraordinary
          items. . . . . . . . . .       $   1.25                                                       $    1.22
                                         ========                                                       =========















                                                      - 12 -

                      AMLI RESIDENTIAL PROPERTIES TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996 AND
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                 (Unaudited)
               (Dollars in thousands -- except per share data)

(A) The "Acquisition Communities" column reflects the historical revenues and operating expenses of the Acquisition Communities which were not owned by Amli Residential Properties Trust as of September 30, 1997.

(B) These adjustments relate to certain Properties acquired subsequent to December 31, 1995 to include these Properties' operations for the period of time from January 1, 1996 through the respective dates of acquisition.

(C) The pro forma adjustment reflects the expected property management fees which will be charged by the Company's property management affiliate.

(D) The pro forma adjustment reflects the interest on the debt incurred in conjunction with the purchase of the Acquisition Properties and of certain Properties acquired subsequent to December 31, 1995 through the actual date of their acquisition.

(E) The pro forma adjustment reflects increase in deferred financing amortization as a result of acquiring three of the acquisition properties subject to mortgage indebtedness.

(F) The pro forma adjustment reflects the depreciation relating to the Acquisition Communities and the increase in depreciation expense relating to certain properties acquired subsequent to December 31, 1995.

(G) The pro forma adjustment reflects the minority interest holders' share of pro-forma net income of the Operating Partnership.

(H) Net income per common share before extraordinary items is based upon an average of 15,612,079 Common Shares outstanding during the nine months ended September 30, 1997 and 10,996,768 Common Shares outstanding during the year ended December 31, 1996.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMLI RESIDENTIAL PROPERTIES TRUST


                              By:   /s/ ALLAN J. SWEET
                                    ------------------------------
                                    Allan J. Sweet
                                    President



Date:  February 25, 1998


















































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